McGraw-Hill Global Education Holdings Q1 2015 Investor Update May 14, 2015

All statements in this presentation and the oral remarks made in connection herewith that are not  statements of historical fact are “forward‐looking statements” within the meaning of securities laws.  Forward‐looking statements include any statements regarding our strategy, future operations, future  financial position, future revenue, projected costs, prospects, plans, and objectives of management. The  words ‘‘anticipate,’’ ‘‘believe,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘intend,’’ ‘‘may,’’ ‘‘plan,’’ ‘‘predict,’’ ‘‘project,’’  ‘‘target,’’ ‘‘potential,’’ ‘‘will,’’ ‘‘would,’’ ‘‘could,’’ ‘‘should,’’ ‘‘continue,’’ and similar expressions commonly  indicate a forward‐looking statement, although not all forward‐looking statements may contain these  words.  You should not put undue reliance on forward‐looking statements.  All forward‐looking statements are  subject to certain risks and uncertainties, and actual results or events could differ materially from the plans,  intentions and expectations described therein. We undertake no obligation to revise forward‐looking  statements to reflect events or circumstances that arise after the statements are made. Important Notice Regarding Forward Looking Statements 2

Meeting Participants 3 Patrick Milano Executive Vice President, Chief Financial  Officer & Chief Administrative Officer David Levin President & Chief Executive Officer David Kraut Treasurer, Vice President – Investor Relations

Agenda 4 Q1‐15 Highlights and Business Update Financial Highlights Digital Transition Update

5 Q1‐15 Highlights and  Business Update

Good Start Ahead of Important Selling Season   First quarter financial and operating performance met expectations – Seasonally small quarter which has historically accounted for approximately 15% of  annual cash revenue  Growth in digital cash revenue continued to outpace decline in traditional print cash  revenue   – Adaptive technology available for nearly all Higher Ed courses by end of 2015 – Higher Ed e‐Commerce cash revenue up 52% in Q1; follows 2014’s full year 57% growth  – Adaptive technology driving economic benefits to student and MHGE  Leveraging leading adaptive software and platforms in new markets 6 Successfully positioned to deliver both growth and profitability in the long run

7 Digital Transition Update

Successful Digital Transition Driven by Increasing User  Engagement 8 User Engagement Growing Unique Users YTD March  2015 vs. YTD 2014 Connect 1.5 million + 13%   Instructor Assignments Created 2.3 million + 20%   Student Assignments Submitted 23.2 million + 18% LearnSmart 0.9 million + 29% ALEKS 0.3 million + 22% Business Mix Moving to Digital 9% 12% 16% 22% 30% 34% 38% 40% 10% 12% 13% 18% 24% 28% 29% 29% 81% 76% 71% 60% 46% 38% 33% 31% 2008 2009 2010 2011 2012 2013 2014 LTM March 2015 Digital Custom Print Traditional Print  Digital revenue as percentage of total cash revenue continued to increase to 40% of LTM total  cash revenue  User engagement continues to grow with double digit growth in both instructor assignments  created and student assignments submitted Higher Education Business Mix

Adaptive Products Drive Digital Revenue Growth

- Robust growth in unique users and user engagement
- Demonstrated favorable economics of digital transition
  - Students learning more effectively and at a more attractive price point
  - New Connect Plus bundled offering expected to drive further growth
  - Revenues increasing for Higher Ed where adaptive has been introduced
- Adaptive being offered for an increasing number of courses
- Digital is driving student purchasing to Higher Ed E-Commerce site
  - Growing rapidly with revenues up 52% -- represents company's #3 distribution channel
  - Convenient for students
  - Timing of digital purchases continues to move toward first days of class

Number of Adaptive Products Offered in Higher Education



2
2
4
5
40
573
1,007
2008
2009
2010
2011
2012
2013
2014

Adaptive will be available for almost every Higher Ed course in 2015

9

10 Superior Digital Product Economics:  Data Proves Hypothesis Illustrative Higher Education Cumulative Revenue Print vs. Digital Editions Single Course with 100 Students ($ in thousands) Source: Management Note: Based on Company experience, 90% figure for digital sales in chart above assumes (1) 90% adoption of the entire suite of digital solutions and (2) 90% of all students must participate through digital solutions to receive a course grade. Prices above reflect current wholesale market prices for eBooks and digital solutions. How does this model work? Real Example

11 Revenues for the Life of an Economics Textbook  $ millions $4.3 2008 © Pre‐Digital Exhibits Normal Print Fall‐Off Pattern    $0.0 $1.0 $2.0 $3.0 $4.0 Yr 1 Yr 2 Tail Textbook Experiential Other Digital E-BookConnect platform LearnSmart Adaptive Textbook (Custom)Textbook (Traditional)

12 $ millions $4.3 $5.8 Custom and Digital Offsetting the Fall‐Off in Traditional Print 2008 © 2010 © Life of an Economics Textbook…….2008‐2010 © $0.0 $1.0 $2.0 $3.0 $4.0 $0.0 $1.0 $2.0 $3.0 $4.0 Yr 1 Yr 2 Tail Yr 1 Yr 2 Tail Textbook + Custom & Digital Experiential Other Digital E-BookConnect platform LearnSmart Adaptive Textbook (Custom)Textbook (Traditional)

13 Early Stages of Rental and Used Disintermediation  $ millions 2013 ©2008 © 2010 © $4.3 $5.8 $8.1 Life of an Economics Textbook…….2008‐2013 © Adaptive is an incremental revenue opportunity, not a one‐for‐one traditional textbook replacement  $0.0 $1.0 $2.0 $3.0 Yr 1 Yr 3Yr 2 $0.0 $1.0 $2.0 $3.0 $4.0 $0.0 $1.0 $2.0 $3.0 $4.0 Yr 1 Yr 2 Tail Yr 1 Yr 2 Tail Textbook + Adaptive+ Custom & Digital Experiential Other Digital E-BookConnect platform LearnSmart Adaptive Textbook (Custom)Textbook (Traditional)

Improving Student Outcomes With Adaptive Learning  Products and Platforms Open Learning Environment Adaptive / Intelligent Content  More focused instruction by the teacher  More effective studying by the student  Proven grade improvements  Higher graduation rates Better Outcomes Learning Science Offering 14

Learning Science: Informed Learning and Engagement….it works

The Science of Learning


"The Science of Learning"
Predictive / Adaptive Analytics
Improved Learning Outcomes
Student Engagement
Data Access & Reporting

- **Informed Learning: Understanding how learners learn**

+

- **Engagement: Gets the most out of every study minute**

Driving Outcomes

Adaptive by the Numbers

87.5% (1)
Success rates of at-risk students in a college algebra course using ALEKS, up from less than 50% over a three-year period

1 (2)
letter grade improvement shown by many students using LearnSmart

3.3 billion
Questions answered through the LearnSmart system



"I spend class time reviewing the content areas in which students have the most difficulty in LearnSmart. I skip several sections where the mastery is quite high."
--Professor Thomas Norman, California State University, Dominguez Hills

(1) University of Memphis study, 2010-2011
(2) LearnSmart effectiveness study- 2012

15

16 A Recognized Leader in Education Technology Notable Achievement in 2015  CODiE Awards is an annual program  that recognizes excellence in software  development for education technology  Only peer‐recognition program of its  kind  Two of our key digital products,  Connect® and SmartBook®, won a total  of three honors at the 2015 SIIA CODiE awards Improving results for students, educators and institutions by personalizing the learning experience

Leveraging Leading Software and Platforms in Education  and Corporate Markets TRAINING AND  SUPPORT ADAPTIVE  TECHNOLOGY PROVEN  PROCESSES McGraw‐Hill Education Core Competencies 17 Licensing in education markets Universities and Academic  Publishers  LearnSmart, SmartBook,  ALEKS, and Engrade  Partner content  In partner’s language  Features designed for  partner’s market  Transformed corporate /  university  Partner or licensed content  Reporting and analysis  tools Professional  training for corporate market

18 Financial Update

Q1 Financial Highlights  Early signs through mid‐May continue to point towards favorable selling season  Digital cash revenue for total company of $82 million, up 26% vs. prior year, now  accounts for 45% of total cash revenue − Timing of digital product purchases in Higher Ed, vs. traditional print, may impact  future quarterly comparability  International performing well on constant currency basis but impacted by unfavorable  F/X trends  Cost containment efforts soften seasonal Cash EBITDA loss and fund ongoing investment  in digital transformation – $85 million of cost savings actioned since 2013; $57 million in P&L through Q1‐2015 – Separation from former parent completed in 2014; $24 million of non‐recurring  costs incurred in 2014  19 Financial markets recognized strong MHGE performance with reduction in effective interest  rate on the term loan from 9.0% in 2013 to 4.75% in Q2‐2015

MHGE Financial Performance Summary

($ in Millions)

Total MHGE
% Change / % of total Cash Revenue

Digital Cash Revenue

Continued strong growth of digital cash revenues



+18%
+26%
$55
$65
$82
30%
35%
45%
Q113
Q114
Q115

- Higher Education growth of 33% Y/Y driven by increasing sales of *Connect/LearnSmart* and *ALEKS*
- Professional continues to benefit from growth in *Access* subscription sales
- International 14% Y/Y growth driven by increasing sales of *Connect/LearnSmart* and *ALEKS*

Total Cash Revenue

Growth in digital offsetting decline in traditional print volume



+0%
(1%)
$186
$187
$184
Q113
Q114
Q115

- Growth in digital and custom offerings offset expected traditional print decline
- MHGE traditional print cash revenue declined 21% Y/Y

Post Plate Adjusted Cash EBITDA

Significant continuing investment in our Digital Platform Group being funded by cost savings



(7%)
(6%)
(4%)
$(13)
$(12)
$(8)
+9%
+34%
Q113
Q114
Q115

- Actioned $85 million of run-rate cost savings since 2013 with $57 million realized in P&L through Q1-2015

20

Business Unit Financial Performance Summary ($ in Millions) 21 Total Cash Revenues % Change Post Plate  Adjusted Cash EBITDA % Change / Margin %  Digital growth driven by increased  sales of Connect/LearnSmart,  ALEKS and custom print   Traditional print sales declined  30% Y/Y  Digital cash revenue growth driven  by increased Access subscription  sales   Traditional print sales down 8% Y/Y  14% Y/Y growth in digital cash  revenue  Digital growth driven by sales of  Connect and ALEKS Higher  Education Professional International Notes:   1 Post Plate Adjusted Cash EBITDA will not sum to total MHGE due to the ‘Other’ reporting segment.  See Appendix for reconciliation.   $100 $115 $119 +15% +3% $(8) $(2) $0 (8%) (2%) 0% +68% +119% $28 $24 $22 (15%) (6%) $4 $3 $1 13% 11% 3% (32%) (70%) $58 $48 $43 (17%) (11%) $(11) $(12) $(10) (19%) (24%) (22%) (7%) +18% Q113 Q114 Q115 Q113 Q114 Q115 Q113 Q114 Q115 Q113 Q114 Q115Q113 Q114 Q115 Q113 Q114 Q115

$16 $14 $13 58% 59% 58% (14%) (8%) $150 $180 $210 $240 $270 $300 $330 $360 2013 2014 LTM Q1 2015 Trad. Print Custom Print Digital Revenue Mix by Business Unit ($ in Millions) 22 Digital Cash Revenues % Change / % of total Cash Revenue Custom Cash Revenues % Change / % of total Cash Revenue Traditional Print Cash Revenues % Change / % of total Cash Revenue Higher Education Cash Revenue Trend Higher  Education Professional International $811 $838 $842 Digital Cash Revenue is Growing at a  CAGR of 14% since 2012 Total Cash  Revenue $41 $51 $68 41% 45% 57% +25% +33% $42 $53 $37 42% 46% 31% +25% (30%) $17 $11 $14 17% 10% 12% (35%) +25% $12 $10 $9 42% 41% 42% (16%) (3%) $3 $4 $5 4% 9% 11% +61% +14% $56 $44 $38 96% 91% 89% (21%) (13%) Q113 Q114 Q115 Q113 Q114 Q115 Q113 Q114 Q115 Q113 Q114 Q115 Q113 Q114 Q115 Q113 Q114 Q115 Q113 Q114 Q115

Capital Structure & Significant Liquidity 23  Significant liquidity of $365 million – $125 million of cash – Bank revolver fully available as of March 31, 2015 and as of today  Net leverage of 3.1x   Net leverage including HoldCo debt of  4.0x  Financial markets recognized strong  company performance: – Reduction in effective interest rate on  term loan from 9% in 2013 to 4.75%  in Q2‐2015 – Successfully accessed capital markets  with $100 million of additional Holdco   debt in Q2‐2015   Debt balances exclude unamortized  Original Issue Discount (OID). (1)      Covenant definition of EBITDA is Pre‐Plate Pro Forma Adjusted EBITDA. (2)      Net First Lien Leverage covenant of 7.00x takes effect only if 20% of  revolving line of credit is drawn. (3)   On April 6, 2015, the company issued an incremental $100 million of HoldCo debt due in 2019. ($ in Millions) 9.75% Notes Due 2021 $800.0 5.75% (Floating) Term Loan Due 2019 679.3 Revolving Credit Facility Due 2018 ($240M) ‐                 Total Indebtedness $1,479.3 Cash and Cash Equivalents (125.3) Net Indebtedness at Mar. 31, 2015 $1,354.0 Last Twelve Months Covenant EBITDA (1) $437.1 Net First Lien Leverage Ratio (2) 3.10x 8.5% Holdco Notes Due 2019 (3) $400.0 Pro Forma for Holdco Debt  4.01x Cash and Cash Equivalents $125.3 Revolving Credit Facilities $240.0 Outstanding Letters of Credit ‐                   Outstanding Borrowings ‐                 Available Under Credit Facilities at Mar. 31, 2015 $240.0 Total Liquidity at Mar. 31, 2015 $365.3 Indebtedness Liquidity

24 Appendix: Financial Detail

Glossary McGraw‐Hill Global Education  Holdings, LLC (MHGE) McGraw‐Hill Education’s Higher Education, Professional and International businesses Connect Mobile‐first learning platform for students and instructors in the higher education market SmartBook Adaptive reading product designed to help students understand and retain course material by guiding each student through a highly personal study experience LearnSmart Adaptive learning program which personalizes learning and designs targeted study paths for students ALEKS Adaptive learning technology for the K‐12 and higher education markets, primarily Math MH Campus Integrates all digital products from McGraw‐Hill Education into a school’s Learning Management System (LMS) Financial Terminology Cash Revenue GAAP revenue plus the change in deferred revenue excluding the impact of purchase accounting  Deferred Revenue Advance payments or unearned revenue recorded until services have been rendered or products have been delivered in  accordance with GAAP Adjusted Cash EBITDA Adjusted EBITDA is defined as EBITDA adjusted to exclude unusual items and other adjustments required or permitted in  calculating covenant compliance under the indenture governing our senior secured notes and/or our senior secured credit  facilities Post‐Plate Adjusted Cash  EBITDA EBITDA adjusted to exclude unusual items and other adjustments required or permitted in calculating covenant compliance  including the cash spent for plate investment Plate Investment Cash Costs Plate investment cash costs reflect the costs incurred in the development of instructional solutions, principally design and  content creation.  These costs are capitalized when the title is expected to generate future economic benefits and are  amortized upon publication of the title over its estimated useful life of up to six years Digital Revenue Represents standalone digital sales and,  where digital product is sold in a bundled arrangement, only the value attributed  to the digital component (s) is included. The attribution of value in bundled arrangement is based on relative selling prices  (inclusive of discounts) 25

Cash Revenue Bridge and Operating Segment Detail 26 Amounts above may not sum due to rounding. ($ in Millions) March 31, 2014 March 31, 2015 Reported Revenue 205$                       200$                       Eliminate Impact of Purchase Accounting 1                              1                              Total 206                         200                         Change in Deferred Revenues (19)                          (16)                          Total Cash Revenues 187$                       184$                       Cash Revenue by Segments Higher Ed 115$                       119$                       Professional 24                           22                           International 48                           43                           Other ‐                               ‐                               Total 187$                       184$                       Cash EBITDA by Segments Higher Ed (2)$                          0$                           Professional 3                              1                              International (12)                          (10)                          Other (0)                            1                              Total (12)$                        (8)$                          Three Months Ended

($ in Millions) Q1‐15 Cash Revenue Detail Figures are represented on a cash basis inclusive of actual returns but excluding purchase accounting adjustments detailed in the Appendix.   Accrued returns are reflected in traditional revenue.  Q1 Cash Revenue Detail by Component 27 Q1 Digital Cash Revenue Q1 Custom Print Cash Revenue Q1 Traditional Print & Other Cash Revenue Q1 Total Cash Revenue 2013 2014 2015 2014 2013 2014 2015 2014 2013 2014 2015 2014 2013 2014 2015 2014 Higher Ed  $41 $51 $68 33.1% $17 $11 $14 25.0% $42 $53 $37 (30.1%) $100 $115 $119 3.4% Professional 12 10 9 (3.5%) ‐ ‐ ‐ ‐ 16 14 13 (8.1%) 28 24 22 (6.2%) International 3 4 5 14.4% ‐ ‐ ‐ ‐ 56 44 38 (12.9%) 58 48 43 (10.6%) Other ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ ‐ Total MHGE $55 $65 $82 26.5% $17 $11 $14 25.0% $114 $111 $88 (20.6%) $186 $187 $184 (1.5%) % of total Higher Ed  41% 45% 57% 17% 10% 12% 42% 46% 31% 100% 100% 100% Professional 42% 41% 42% 0% 0% 0% 58% 59% 58% 100% 100% 100% International 4% 9% 11% 0% 0% 0% 96% 91% 89% 100% 100% 100% Total MHGE 30% 35% 45% 9% 6% 8% 61% 59% 48% 100% 100% 100% %  vs %  vs %  vs %  vs

Q1-15 Income Statement Excluding Impact of Transaction

($ in Millions)	Reported Three Months Ended March 31, 2014	 2015	Transaction Impact Three Months Ended March 31, 2014	 2015	Excluding Impact From Transaction Three Months Ended March 31, 2014	 2015
Revenue	$ 205	$ 200	$ 1	$ 1	$ 206	$ 200
Cost of goods sold	54	55	-	-	54	55
Gross profit	151	144	1	1	152	145
Operating expenses						
Operating & administration expenses	168	147	-	-	168	147
Depreciation	5	7	-	-	5	7
Amortization of intangibles	26	23	(24)	(22)	2	2
Transaction costs	3	-	(3)	-	-	-
Total operating expenses	201	177	(26)	(22)	175	156
(Loss) income from operations	(51)	(33)	28	22	(23)	(11)
Interest (income) expense, net	44	34	(44)	(34)	-	-
Other (income)	(9)	(1)	9	1	-	-
(Loss) income from operations before taxes on income	(86)	(66)	63	55	(23)	(11)
Income tax (benefit) provision	(29)	(22)	25	21	(5)	(0)
Net (loss) income	(57)	(44)	39	34	(18)	(10)
Less: Net loss attributable to noncontrolling interests	0	-	-	-	0	-
Net loss (income) attributable to McGraw-Hill Global Education Intermediate Holdings, LLC	**$ (57)**	**$ (44)**	**$ 39**	**$ 34**	**$ (18)**	**$ (10)**
Post-Plate Adjusted Cash EBITDA	**$ (12)**	**$ (8)**			**$ (12)**	**$ (8)**

Cash Revenue Bridge	2014	2015
Revenue per above	206	200
Change in deferred revenue per Cash Revenue schedule	(19)	(16)
Cash Revenue	187	184

Operating Expense Bridge	2014	2015
Total Operating Expenses Per Above	175	156
Less: Depreciation & Amortization of intangibles	(7)	(9)
Less: Acquisition costs	(2)	-
Less: Amortization of prepublication costs	(10)	(10)
Less: Restructuring and cost savings implementation charges	(9)	(4)
Less: Physical separation costs	(5)	-
Less: Other adjustments	(6)	(6)
Adjusted Operating Expenses	135	127

28

EBITDA and Adjusted EBITDA 29 EBITDA, a measure used by management to assess operating performance, is defined as income from continuing operations  plus interest, income taxes, depreciation and amortization, including amortization of prepublication costs (“plate  investment”).  Adjusted EBITDA is defined as EBITDA adjusted to exclude unusual items and other adjustments required or permitted in  calculating covenant compliance under the indenture governing our senior secured notes and/or our new senior secured  credit facilities. Post‐Plate Adjusted Cash EBITDA reflects the impact of cash spent for plate investment. Plate investment  costs, reflecting the cost of developing education content, are capitalized and amortized. These costs are capitalized when  the title is expected to generate probable future economic benefits and are amortized upon publication of the title over its  estimated useful life of up to six years. Post‐Plate Adjusted Cash EBITDA reflects EBITDA as defined in the First Lien Credit  Agreement and the Bond Indenture. Each of the above described EBITDA‐based measures is not a recognized term under U.S. GAAP and does not purport to be  an alternative to income from continuing operations as a measure of operating performance or to cash flows from  operations as a measure of liquidity. Additionally, each such measure is not intended to be a measure of free cash flows  available for management’s discretionary use, as it does not consider certain cash requirements such as interest payments,  tax payments and debt service requirements. Such measures have limitations as analytical tools, and you should not  consider any of such measures in isolation or as substitutes for our results as reported under U.S. GAAP. Management  compensates for the limitations of using non‐GAAP financial measures by using them to supplement U.S. GAAP results to  provide a more complete understanding of the factors and trends affecting the business than U.S. GAAP results alone.  Because not all companies use identical calculations, these EBITDA‐based measures may not be comparable to other  similarly titled measures of other companies. Management believes EBITDA is helpful in highlighting trends because EBITDA excludes the results of decisions that are  outside the control of operating management and can differ significantly from company to company depending on long‐ term strategic decisions regarding capital structure, the tax rules in the jurisdictions in which companies operate, and capital investments. In addition, EBITDA provides more comparability between the historical operating results and operating results  that reflect purchase accounting and the new capital structure. Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA  and Post‐Plate Adjusted Cash EBITDA are appropriate to provide additional information to investors about certain material  non‐cash items and about unusual items that we do not expect to continue at the same level in the future.

Q1‐15 Adjusted Cash EBITDA 30 ($ in Millions) March 31, 2014 March 31, 2015 Net Income (57)$                        (44)$                        Interest (income) expense, net 44                           34                           Provision for (benefit from) taxes  on income (29)                          (22)                          Depreciation, amortization and plate investment amortization 41                           40                           EBITDA (1)$                          9$                           Deferred revenue (a) (18)                          (16)                          Restructuring and cost savings  implementation charges  (b) 9                              4                              Sponsor fees  (c) 1                              1                              Transaction costs  (d) 3                              ‐                               Acquisition costs  (e) 2                              ‐                               Physical  seperation costs  (f) 5                              ‐                               Other (g) (4)                            3                              Adjusted EBITDA (2)$                          1$                           Plate investment cash costs  (h) (9)                            (9)                            Post‐Plate Adjusted Cash EBITDA (12)$                        (8)$                          Quarter Ended

Adjusted Cash EBITDA Footnotes 31 Notes: (a) We receive cash for certain digital products up front but recognize revenue over time. We record a liability for deferred revenue when we receive the cash.  This adjustment represents the net effect of converting deferred revenues (inclusive of deferred royalties) on digital sales to a cash basis assuming the  collection of all receivable balances.  For the three months ended March 31, 2015, this adjustment was $16,468, and there was also purchase accounting  adjustments that decreased reported revenues by $683. (b) Represents run‐rate cost savings, non‐recurring severance and other expenses associated with headcount reductions and other cost savings initiated in  2014 as part of our formal restructuring initiatives to create a flatter and more agile organization. (c) Beginning in 2014, $3,500 of annual management fees was recorded and payable to the Sponsor. (d) The amount represents the transaction costs associated with the acquisition of MHC's educational materials and learning solutions business on March 22,  2013. (e) The amount represents costs incurred for acquisitions subsequent to the Founding Acquisition for ALEKS and Area 9. (f)  The amount represents costs incurred to physically separate our operations from MHC. These physical separation costs were incurred subsequent to the  Founding Acquisition. (g) For the three months ended March 31, 2015, the amount represents (i) non‐cash incentive compensation expense; and (ii) other adjustments permitted  and/or required under the indentures governing MHGE's notes and the credit agreement governing MHGE's senior credit facilities. For the three months  ended March 31, 2014, the amount represents (i) cash distributions to noncontrolling interest holders of $169; (ii) non‐cash incentive compensation  expense; (iii) elimination of non‐cash gain of $7,329 in Area 9; and (iv) other adjustments permitted and/or required under the indentures governing  MHGE's notes and the credit agreement governing MHGE's senior credit facilities.  (h) Represents cash spent for plate investment during the period.